UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND ANNUAL REPORT October 31, 2011
This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.
Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Integrity Fund Distributors, LLC 1 North Main Street Minot, ND 58703 (800) 933-8413

December 28, 2011

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (the “Fund”) for its fiscal year ended October 31, 2011, was 6.78%.  The Fund’s net asset value (“NAV”) at October 31 was $15.51 per share (net of a $0.34 per share capital gain and income distribution).  Over the past fiscal year the Fund’s return trailed the Standard and Poor’s 500 Total Return Index** (“S&P 500”) and the NASDAQ Composite Index** (“NASDAQ”).  However, the Fund has outperformed the S&P 500 and the NASDAQ since its inception in December of 1999.  The Fund’s results for its 2011 fiscal year, for five years, and for ten years are shown below with comparable results for the S&P 500 and NASDAQ.

	Fiscal Year November 1, 2010 - October 31, 2011	Annualized Return Five Years November 1, 2006 - October 31, 2011	Annualized Return Ten Years November 1, 2001 - October 31, 2011	Annualized Return From Inception December 10, 1999 - October 31, 2011
Meehan Focus Fund	6.78%	1.23%	3.97%	3.25%
S&P 500 Total Return Index **	8.09%	0.25%	3.69%	0.85%
NASDAQ**	7.06%	2.55%	4.73%	(2.42%)

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information, please call (866) 884-5968.

The Meehan Focus Fund's total annual expenses are 1.16%.***
______________________
* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.

*** Includes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund invests.

As 2011 draws to a close the stock market remains focused on Europe’s sovereign debt and banking crisis, as it has for much of the year.  The turmoil in Europe, the debt ceiling and Supercommittee debacles here at home, and concerns about the sustainability of global economic growth have all conspired to make economic uncertainty the market’s dominant theme over the past six months.

Despite the well reported obstacles, we see reasons for cautious optimism as we look toward 2012.  First, while we do not anticipate a speedy resolution to Europe’s sovereign debt issues, there are strong incentives for Germany, France, and the rest of the European Union to find an orderly resolution, and we believe they will.  Second, while economic growth remains slow and unemployment high in the U.S., both are showing steady signs of improvement and we expect those trends to continue.  Third, and of great importance to us as investors, corporate profits are growing.  For the past 10 quarters more than 65% of S&P 500 companies have beaten their earnings expectations, and for 2012 S&P 500 company earnings are projected to reach a new all time record.  Finally, many stocks are selling at very attractive valuations, allowing us to buy high quality, financially sound, dividend paying stocks at a discount to the overall market.

We exited positions in three stocks over the past six months: Western Union, Avon Products, and Range Resources.  We sold Western Union, a long term Fund holding, at a loss after concluding that slower than expected global economic growth, the competitive challenges of a highly fragmented marketplace, and the potential for additional competition from new payment systems based on mobile devices would likely curtail revenue and profit growth going forward.  We sold Avon at a small loss after reports that the Justice Department was investigating allegations of improper payments by Avon employees to foreign officials in several countries.  Range was sold at a gain after we began to question the long-term sustainability of its development practices in the Marcellus shale region, its primary operating area.

We did not add any new stocks to the Fund’s portfolio over the past six months.  Proceeds from positions we exited were used to substantially increase our positions in Intel and Exelon and add to several others.

Portfolio Review

The attached Schedule of Investments identifies the stocks we owned and their market value as of October 31, 2011.  Our Fund held 30 stocks, and nearly 92% of the Fund’s assets were invested in 25 companies. Our top 10 holdings, which represented 46.7% of the Fund’s portfolio, were as follows:

	Company	% of Fund
1.	American Express Co.	5.5
2.	ExxonMobil Corp.	5.3
3.	Johnson & Johnson	5.3
4.	Diageo PLC ADR	5.2
5.	Automatic Data Processing, Inc.	4.7
6.	Procter & Gamble Co.	4.4
7.	Exelon Corp.	4.2
8.	Berkshire Hathaway Inc. – B	4.1
9.	Intel Corp.	4.0
10.	Microsoft Corp.	4.0
		46.7

As of October 31, 2011, 9 of our top 10 holdings showed gains since we purchased them, with Procter & Gamble the lone exception.  Our largest gains, in dollar terms, were in Berkshire Hathaway, American Express, and Automatic Data Processing.  Despite its overall underperformance, Procter & Gamble, which now shows a modest gain, has outperformed the market this year.  We believe that with its well known brands, history of innovation and growing emerging markets presence, the company is well positioned to benefit as the economic recovery gains strength.  In addition, it pays an attractive 3.3% dividend.

Gains from computer chip maker Intel, Internet search giant Google, and electric utility Exelon helped to ease the impact of the overall market’s decline over the past six months.  Concern about slowing growth, both domestic and global, was the common thread running through our weakest performers over this period -- oil and gas producer Devon, home improvement retailer Lowe’s, and the WisdomTree Emerging Markets exchange traded fund (ETF).  We believe Devon, with its largely North American based production assets and strong balance sheet, is poised to benefit as the U.S. economy continues to recover.  Similarly, we believe results for Lowe’s, a financially sound company and a leader in its industry, also will improve as the employment picture improves and consumer spending rises.  Finally, despite current headwinds, we continue to expect growth in emerging markets to outpace that in the developed world, which should push emerging market stock valuations higher.

Brief Discussion of Three of Our Top Holdings

	Average Cost Per Share	October 31, 2011 Market Price per Share	Percent Increase (Decrease)
American Express Co.	$31.51	$50.62	60.7%
Diageo PLC ADR	$59.60	$82.88	39.1%
Intel Corp.	$21.30	$24.54	15.2%

American Express Company (AXP)

American Express (AmEx) is a leading global payments and travel company.  Established in 1850, the company enjoys one of the most recognizable financial brands in the world.  It operates in four main business segments: U.S. Card Services, International Card Services, Global Commercial Services, and Global Network & Merchant Services.

AmEx has evolved from a niche credit card player into a global payment giant, challenging market rivals Visa and Mastercard in recent years.  Unlike Visa and Mastercard, AmEx can issue its own cards and does not rely on third party networks to process its transactions, which allows AmEx to control the full value chain of its card business.

AmEx’s earnings come mostly from fees as opposed to extending credit to cardholders, which helped to limit, though not eliminate, its loan loss exposure during the financial crisis.  AmEx also has greater pricing power than its network rivals, because it services merchants and cardholders instead of large banks and financial institutions.

AmEx has emerged from the financial crisis in a solid financial position.  Revenues and earnings continue to grow at healthy rates, allowing the company to both reinvest in the business and return capital to shareholders.  Its stated goal is to return 65% of free cash flow to shareholders through dividends and share repurchases, a promise it has lived up to for several years.  Most notably, the company maintained its dividend throughout the financial crisis, something few financial institutions were able to do.

AmEx generates solid returns on equity and trades for a reasonable forward P/E ratio of 11.2 times.  We view this holding as an opportunity to own a high-quality, global financial leader with strong business fundamentals, a loyal and growing customer base, and exceptional brand name.

Diageo PLC ADR (DEO)

Diageo was formed in 1997 out of the merger of two beverage giants, Grand Metropolitan and Guinness, creating the world’s largest producer of liquor, beer, and wine. Today, UK-based Diageo remains the industry leader with $19.9 billion in revenue, more than double that of its closest competitor.  Diageo generates roughly 33% of its sales in North America, 32% in Europe, and 35% from emerging and developing markets.

Diageo’s unmatched size and scale has earned it durable competitive advantages.  It produces eight of the world’s top premium spirit brands - including Johnny Walker scotch, Crown Royal whiskey and Smirnoff vodka - and controls a global distribution network that spans 180 countries.  Diageo’s position in the highly profitable U.S. market is particularly strong.  With 2,800 dedicated sales people who represent its brands exclusively, the company has secured its competitive advantage with strong distribution relationships, premium shelf space and attractive pricing.  As a result, its operating profit margins in the U.S. are greater than 35%, as compared to mid to high 20s in other markets.

Diageo’s business proved resilient during the economic recession.  It is indeed true that consumers will drink in both good times and bad.  But, faced with the reality of some consumers down-shifting from premium brands over the last several years, Diageo actually cut prices in the US and Europe to keep customers loyal to its brands. This proved to be a prudent strategy.  Volume sales have continued to grow steadily since 2007 and offset much of these temporary price declines.

Diageo is financially fit.  It generates significant free cash flow ($3.3 billion expected for 2011), turning roughly 20 cents of every dollar of revenue into free cash.  The company uses much of that cash to benefit shareholders, paying out an above market 3.7% dividend and repurchasing shares.  Although Diageo’s shares trade at a slight premium to the overall market, we think this premium is warranted by the company’s strong stable of leading brands and unmatched international distribution network.

Intel Corporation (INTC)

Intel is the largest chipmaker in the world.  It designs and manufactures microprocessors and integrated circuits for the global personal computer market, as well as for industrial automation, communications, and military applications.  Intel ships over 80% of the world’s microprocessors and generates more than 85% of its sales in foreign markets.

Intel has long dominated the $30 billion computer processor market.  Its low manufacturing costs, massive research and development budget, and aggressive new product introductions have allowed the company to maintain its market-leading position.  The proliferation of smartphones and tablets poses both an opportunity and challenge to Intel. Whereas its processors for these mobile devices have not kept pace with those of competitor ARM, the need for substantial server build-outs to support cloud computing via these devices will benefit Intel’s lucrative and growing Server Processor segment.

Intel is financially strong, with $10.9 billion of cash compared to $7.1 billion of debt.  It generates significant free cash flow, which covers capital spending by nearly three times.  The company is shareholder-friendly, with dividends increasing steadily over the past five years, including a 16% increase in 2011, to the current yield of 3.4%.  Intel’s growth prospects are good, particularly in emerging markets and in non-PC categories like datacenters, servers, and mobile computing.

Intel is attractively priced at a forward P/E ratio of 10.1 times.  We consider this a modest valuation for a global technology giant with significant competitive advantages, a strong and durable balance sheet, and good long-term growth prospects.

Sources for charts and text:  Morningstar, Value Line, Standard and Poor’s, Yahoo Finance, company reports, and Edgemoor Investment Advisors estimates.

Administrative Matters

We are pleased to report that effective December 1, 2011 the service fee rate and the investment advisory fee rate charged by the Advisor were contractually reduced by 5 and 10 basis points (bps), respectively.  With these reductions, the Fund’s annual service fee rate dropped from 25 to 20 bps, and the annual investment advisory fee rate dropped from 90 to 80 bps, which means the total expense ratio charged by the advisor has been reduced from 1.15% to 1.00%.

Conclusion

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success.  You can check the Fund’s NAV online at any time by typing the Fund’s symbol (MEFOX) into most stock quotation services.  Best wishes for a happy holiday season – and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

                           Sincerely,

Thomas P. Meehan

Paul P. Meehan

R. Jordan Smyth, Jr.

Managers, Meehan Focus Fund

Comparison of Change in Value of a $10,000 Investment in the Meehan Focus Fund vs. the S&P 500 Total Return Index and the NASDAQ Composite Index*

$17,500
$16,500
$15,500
$14,500
$13,500
$12,500
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$5,500
$15,882
$14,757
$14,368
10/31/2001
4/30/2002
10/31/2002
4/30/2003
10/31/2003
4/30/2004
10/31/2004
4/30/2005
10/31/2005
4/30/2006
10/31/2006
4/30/2007
10/31/2007
4/30/2008
10/31/2008
4/30/2009
10/31/2009
4/30/2010
10/31/2010
4/30/2011
10/31/2011
Meehan Focus Fund
S & P 500 Total Return Index
NASDAQ Composite Index

Past performance is not predictive of future performance.

	Annualized Total Return**

	One year	Five years	Ten Years
	Ending 10/31/11	Ending 10/31/11	Ending 10/31/11
Meehan Focus Fund	6.78%	1.23%	3.97%
S&P 500 Total Return Index	8.09%	0.25%	3.69%
NASDAQ Composite Index	7.06%	2.55%	4.73%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

FUND EXPENSES (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* April 30, 2011 – October 31, 2011
Actual	$1,000.00	$990.82	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1019.36	$5.90

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2011	Quantity	Fair Value

COMMON STOCK (90.6%)

Consumer Discretionary (5.4%)
Lowe's Companies	63,000	$1,324,260
Tupperware Brands Corp	12,000	678,480
		2,002,740
Consumer Staples (14.9%)
Diageo PLC - ADR	23,000	1,906,240
Nestle SA Reg B ADR	12,500	722,000
Procter & Gamble Co	25,000	1,599,750
Wal-Mart Stores, Inc	24,000	1,361,280
		5,589,270
Energy (9.1%)
Devon Energy	13,000	844,350
Exxon Mobil Corp	25,000	1,952,250
Noble Corp	17,000	610,980
		3,407,580
Financials (9.4%)
American Express Co	40,000	2,024,800
*Berkshire Hathaway - Class B	19,250	1,498,805
		3,523,605
Health Care (19.1%)
Becton Dickinson & Co	11,000	860,530
Johnson & Johnson	30,000	1,931,700
Novartis AG - ADR	22,000	1,242,340
Pfizer Inc	65,000	1,251,900
*Thermo Fisher Scientific Inc	10,000	502,700
WellPoint Inc	20,000	1,378,000
		7,167,170
Industrials (8.3%)
General Electric	75,000	1,253,250
3M Co	10,000	790,200
United Parcel Service Inc – Class B	15,000	1,053,600
		3,097,050
Information Technology (16.6%)
Automatic Data Processing, Inc	33,000	1,726,890

Cisco Systems Inc	38,750	718,037
*Google Inc – Class A	1,400	829,696
Intel Corp	60,000	1,472,400
Microsoft Corp	55,000	1,464,650
		6,211,673
Materials (3.7%)
Compass Minerals International	12,000	912,840
Methanex Corp	18,983	490,521
		1,403,361
Utilities (4.1%)
Exelon Corp	35,000	1,553,650

TOTAL COMMON STOCK (COST: $27,509,473)		$33,956,099

EXCHANGE TRADED FUNDS (5.5%)
iShares MSCI Japan Index Fund	80,000	$751,200
WisdomTree Emerging Mkts Equity Income Fund	25,000	1,315,000
TOTAL EXCHANGE TRADED FUNDS (COST: $2,138,116)		2,066,200

SHORT-TERM SECURITIES (3.8%)
^First Western Bank Collective Asset Fund 0.250% (COST: $1,412,717)	1,412,717	$1,412,717

TOTAL INVESTMENTS (COST: $31,060,306) (99.9%)		$37,435,016
OTHER ASSETS LESS LIABILITIES (0.1%)		25,898

NET ASSETS (100.0%)		$37,460,914

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of October 31, 2011
ADR – American Depository Receipts

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

ASSETS
Investments in securities, at fair value (cost $31,060,306)(Note 1)	$37,435,016
Accrued dividends receivable	65,628
Accrued interest receivable	204
Receivable due from broker	38
Total assets	$37,500,886

LIABILITIES
Due to advisor (Note 5)	35,540
Disbursements in excess of demand deposit cash	4,432
Total liabilities	$39,972

NET ASSETS	$37,460,914

NET ASSETS ARE REPRESENTED BY:
Common Stock (100,000,000 shares of $.0001 par value authorized)	$242
Additional capital paid-in	30,996,383
Accumulated undistributed net investment income	37,125
Accumulated undistributed capital gains	52,454
Unrealized appreciation (depreciation) on investments	6,374,710

NET ASSETS	$37,460,914

Shares outstanding	2,415,575

Net asset value per share*	$15.51

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2011

INVESTMENT INCOME
Interest	$1,739
Dividends (net of foreign withholding taxes of $13,675)	847,300
Total investment income	$849,039

EXPENSES
Investment advisory fees (Note 5)	$343,266
Service fees (Note 5)	95,352
Total expenses	$438,618

NET INVESTMENT INCOME (LOSS)	$410,421

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$1,251,578
Net change in unrealized appreciation (depreciation) of investments	693,437
Net realized and unrealized gain (loss) on investments	$1,945,015

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,355,436

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	10/31/11	10/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$410,421	$265,783
Net realized gain (loss) from investment transactions	1,251,578	817,714
Net change in unrealized appreciation (depreciation) on investments	693,437	2,910,801
Net increase (decrease) in net assets resulting from operations	$2,355,436	$3,994,298

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(373,296)	$(265,783)
Capital Gains	(472,082)	0
Total distributions	$(845,378)	$(265,783)

CAPITAL SHARE TRANSACTIONS (Note 2)
Proceeds from sale of shares	$1,549,876	$1,514,452
Proceeds from reinvested dividends	841,387	525,228
Cost of shares redeemed	(1,442,414)	(1,987,429)
Net increase (decrease) in net assets resulting from capital share transactions	$948,849	$52,251

TOTAL INCREASE (DECREASE) IN NET ASSETS	$2,458,907	$3,780,766
NET ASSETS, BEGINNING OF PERIOD	$35,002,007	$31,221,241
NET ASSETS, END OF PERIOD	$37,460,914	$35,002,007

Accumulated undistributed net investment income	$37,125	$0

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$14.86	$13.28	$12.34	$17.93	$16.14

Income (loss) from investment operations:
Net investment income (loss)	$0.17	$0.11	$0.12	$0.12	$0.04
Net realized and unrealized gain (loss) on investments	0.82	1.58	0.94	(5.59)	2.72
Total from investment operations	$0.99	$1.69	$1.06	$(5.47)	$2.76

Less Distributions:
Dividends from net realized gains	$(0.20)	$0.00	$0.00	$0.00	$(0.93)
Distributions from net investment income	(0.14)	(0.11)	(0.12)	(0.12)	(0.04)
Total distributions	$(0.34)	$(0.11)	$(0.12)	$(0.12)	$(0.97)

NET ASSET VALUE, END OF PERIOD	$15.51	$14.86	$13.28	$12.34	$17.93

Total Return*	6.78%	12.75%	8.58%	(30.55%)	17.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$37,461	$35,002	$31,221	$28,517	$40,231
Ratio of expenses to average net assets**	1.15%	1.15%	1.14%	1.15%	1.36%
Ratio of net investment income to average net assets	1.08%	0.78%	1.00%	0.72%	0.23%
Portfolio turnover rate	18.47%	21.27%	30.28%	35.92%	19.48%

*Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

**This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2011

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and exchange traded funds listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Fund will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2007.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2011

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.           FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2011

2.           FAIR VALUE MEASUREMENTS – (continued)
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2011.
	Level 1	Level 2	Level 3	Total
Common Stocks*	$33,956,099	$0	$0	$33,956,099
Exchange Traded Funds	2,066,200	0	0	2,066,200
Short-Term Securities	1,412,717	0	0	1,412,717
Total	$37,435,016	$0	$0	$37,435,016
* See schedule of investments to view Common Stocks segregated by sector type.

The Fund did not hold any Level 3 assets during the year ended October 31, 2011. The Fund did not hold any derivative instruments at any time during the year ended October 31, 2011. There were no transfers into or out of Level 1 or Level 2 during the year ended October 31, 2011. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3.           CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010
Sold…………………………......................................................................................................	98,210	104,559
Reinvestments…………………………....................................................................................	54,218	37,447
Redeemed……………………....................................................................................................	(91,699)	(137,610)
Net Increase…………………....................................................................................................	60,729	4,396

4.           INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2011, were as follows:

Purchases…………………………………..........................................	$6,873,751
Sales………………………………………...........................................	$7,601,946

At October 31, 2011, unrealized appreciation(depreciation) of investments for tax purposes was as follows:

Appreciation……………………………………...........................................................	$6,770,163
Depreciation……………………………………............................................................	(395,453)
Net appreciation(depreciation) on investments…....................................................	$6,374,710

At October 31, 2011, the cost of investments for federal income tax purposes was $31,060,306.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2011

5.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor was entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.90% as applied to the Fund’s average daily net assets.  Effective December 1, 2011 this advisory fee rate was reduced from 0.90% to 0.80%.  For the year ended October 31, 2011, the Advisor received fees of $343,266.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor was entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.25% as applied to the Fund’s average daily net assets.  Effective December 1, 2011 this service fee rate was reduced from 0.25% to 0.20%.  For the year ended October 31, 2011, the Advisor received fees of $95,352.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC (“Services”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services, which is paid by the Advisor.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.15%.  Effective December 1, 2011 the reductions in the advisory fee rate and the service fee rate discussed above resulted in a reduction to this cap from 1.15% to 1.00%.  The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the year through October 31, 2012.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2011

6.           DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended October 31, 2011 and the year ended October 31, 2010 were as follows:
	2011	2010
Distributions from ordinary income	$373,296	$265,783
Distributions from capital gains	$472,082	$0

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$37,125
Undistributed capital gains	52,454
Unrealized appreciation(depreciation) of securities	6,374,710
$6,464,289

7.           FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

8.           NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

DIRECTORS AND OFFICERS as of October 31, 2011 (unaudited)

DIRECTORS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (DoB 1940) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director	Since 1999	1	None
Principal Occupation During Past 5 years:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (DoB 1940) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:
Private consultant in the computer software industry (January 1, 1999 to present).  Member, Board of Directors Template Software, Inc. from 1997 to 1999. President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (DoB 1939) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of October 31, 2011 (unaudited) – Continued

OFFICERS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (DoB 1963) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President, Treasurer & Chief Compliance Officer	Since 2002	N/A	None
Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005.

R. Jordan Smyth, Jr. (DoB 1965) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Advisor during the 2011 fiscal year to all Directors totaled $10,000.  Directors serve for the lifetime of the Fund, or until they are removed or resign.  Officers are elected annually for one year terms.  The Fund’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr., qualify as “interested persons” of the Fund as that term is defined by the 1940 Act, as amended.  Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund.  For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

MEEHAN FOCUS FUND

Notice to Shareholders
October 31, 2011

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2011 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meehan Mutual Funds, Inc., comprising Meehan Focus Fund (the “Fund”) as of October 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years indicated prior to October 31, 2010, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financials.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund constituting Meehan Mutual Funds, Inc. as of October 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 29, 2011

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2011, Meehan Mutual Funds, Inc. (the “Company”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer.  The Company has not made any amendments to its code of ethics during the covered period.  The Company has not granted any waivers from any provisions of the code of ethics during the covered period.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Company’s Board of Directors (“Board”) has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.  However, the Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Audit Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

Item 4. Principal Accountant Fees and Services

(a)  Audit Fees

The aggregate fees billed by the Company’s independent public accountants, Cohen Fund Audit Services, Ltd. (“Cohen”), for professional services rendered in connection with the audit of the Company’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 for the fiscal period ended October 31, 2010, and $12,000 for the fiscal period ended October 31, 2011.

(b)  Audit-Related Fees

The aggregate fees Cohen billed to the Company for assurance and other services which are reasonably related to the performance of the Company’s audit and are not reported under Item 4(a) were $650 for the fiscal period ended October 31, 2010 and $0 for the fiscal period ended October 31, 2011.  These fees were to pay for the consent letter, accompanying the prospectus, as well as the personal property tax return preparation.  The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2010 and $0 for the fiscal period ended October 31, 2011.

(c)  Tax Fees

The aggregate tax fees Cohen billed to the Company for tax compliance, tax advice, and tax planning services were $675 for the fiscal period ended October 31, 2010 and $2,000 for the fiscal period ended October 31, 2011.  The aggregate tax fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2010 and $0 for the fiscal period ended October 31, 2011.

(d)  All Other Fees

For the fiscal periods ended October 31, 2010 and October 31, 2011, the Company paid Cohen no other fees.  The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for any other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2010 and $0 for the fiscal period ended October 31, 2011.

(e)  The Company’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Directors of the Company) is responsible for pre-approval of all auditing services performed for the Company.  The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Directors) must approve the auditor at an in-person meeting.  The Audit Committee also is responsible for pre-approval  (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Company or for any service affiliate of the Company.  The Company’s Audit Committee pre-approved all fees described above which Cohen billed to the Company.

(f) Less than 50% of the hours billed by Cohen for auditing services to the Company for the fiscal period ended October 31, 2011, were for work performed by persons other than full-time, permanent employees of Cohen.

(g) The aggregate non-audit fees billed by Cohen to the Company and to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser were $0 for the fiscal period ended October 31, 2010 and $2,000 for the fiscal period ended October 31, 2011.

(h) The Company’s Audit Committee has not considered the non-audit services provided to the Company and the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser as described above because no non-audit services were performed by the accountant.

Item 5.  Audit Committee of Listed Registrants

Not applicable to the Company.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the Company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Company.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Company.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 29, 2011.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)           Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)           The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)       Not applicable to the Company.

(b)           The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.

Date: January 9, 2012

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

MEEHAN MUTUAL FUNDS, INC.

Date: January 9, 2012

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

MEEHAN MUTUAL FUNDS, INC.

Date: January 9, 2012

/s/ Paul P. Meehan
Paul P. Meehan
Principal Financial Officer